Elm Market Navigator ETF

Listed on NYSE Arca, Inc.: ELM

Prospectus

February 10, 2025
as supplemented February 26, 2025

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Elm Market Navigator ETF
A series of Series Portfolios Trust (the “Trust”)

Summary Section
Elm Market Navigator ETF

Investment Objective
The Elm Market Navigator ETF (the “Fund”) seeks long-term, risk-adjusted growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.04%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver (3)	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver	0.24%
(1)“Other Expenses” are estimated for the Fund’s current fiscal year.
(2)Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies and are estimated for the Fund’s current fiscal year. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available) which only reflect the direct operating expenses incurred by the Fund.
(3)The Fund’s investment adviser, Elm Partners Management LLC (the “Adviser” or “Elm Partners”), has contractually agreed to waive a portion of its management fee so that the effective rate of the management fee is 0.20%, instead of 0.22%, of the Fund’s average daily net assets through February 10, 2026. This waiver may not be terminated without the approval of the Trust’s Board of Trustees (the “Board”). This waiver should not be construed to be a permanent reduction of the management fees of the Adviser. The Adviser has waived its right to receive reimbursement of the portion of its management fees waived pursuant to this management fee waiver agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver arrangement discussed in the table above is reflected only through February 10, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$25	$82	$144	$329

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus. During the Predecessor Fund’s (defined below) most recent fiscal year ended December 31, 2024, the portfolio turnover rate for the Predecessor Fund was 70% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively managed “fund of funds” that seeks to achieve its investment objective by investing in a dynamic portfolio of other unaffiliated registered investment companies, including mutual funds, index-based exchange-traded funds (“ETFs”), and actively managed ETFs (collectively, “Underlying Funds”), that provide exposure to equity markets and fixed income markets. The Underlying Funds that will comprise the Fund’s portfolio are selected to provide exposure to a number of different asset classes, including equity securities of domestic and foreign companies (including companies located in emerging markets), real estate investment trusts (“REITs”), public, taxable fixed income securities, municipal bonds, and U.S. Treasury bills, notes and bonds. The Fund’s exposure to fixed income instruments, through its investments in the Underlying Funds, will include investments in securities of varying duration, maturity and credit quality, including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (commonly known as “junk bonds” or “high yield bonds”). The Fund, through its investments in the Underlying Funds, may invest in securities of any market capitalization.

To construct the Fund’s portfolio, Elm Partners Management LLC (the “Adviser”), the Fund’s investment adviser, uses Dynamic Index Investing®, the Adviser’s proprietary, rules-based asset allocation methodology. Dynamic Index Investing® begins with a baseline portfolio of Underlying Funds of approximately 75% equity (U.S. and non-U.S.) exposure, and 25% U.S. Fixed-income and money-market exposure. Using this baseline portfolio, the Adviser then evaluates each asset class based on an estimate of the long-term expected inflation-adjusted return measured relative to long-term U.S. Treasury Inflation Protected Securities (TIPS) and based on the riskiness of each asset class, as determined by the Adviser, and will rebalance the weightings of the Underlying Funds to achieve the desired allocation. The Adviser uses traditional metrics (for example, the Adviser’s internally calculated version of cyclically adjusted earnings yield, and the one-year price momentum adjusted for inflation, dividends and risk premium) to estimate the attractiveness of each asset class. The Adviser estimates long-term returns using publicly available index-level earnings, market price, and inflation data to construct a cyclically-adjusted earnings yield (earnings viewed over a full market cycle and adjusted for inflation) for each major equity market in the baseline portfolio. The Adviser estimates risk using a combination of publicly available historical volatility data and through a medium-term momentum signal constructed using publicly available index-level market price data. The Adviser may use a variety of resources, including SEC filings, and shareholder reports of issuers, though the Adviser will access much of the data through Bloomberg.

To be included in the Fund’s investment universe, an Underlying Fund must be a large, liquid, low-fee, broad-market index fund providing exposure to the markets in the Fund’s baseline portfolio. The Adviser will typically select the lowest-cost fund available subject to meeting size, liquidity, and methodology-quality thresholds. The Adviser may not select the lowest-cost fund available if, in the opinion of the Adviser, it is not sufficiently large or liquid or does not follow a standard index-construction methodology.

The Adviser will typically rebalance the Fund’s portfolio on a semi-monthly basis but may adjust the Fund’s portfolio more frequently as the Adviser determines appropriate. The Adviser will adjust its allocations depending on the attractiveness of each asset class, and may adjust the weights of each asset class to be significantly more than the initial baseline weight. The Adviser may underweight an asset class relative to its baseline weight, and may even set the weight of an asset class to zero.

The Adviser expects to engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or long periods of time. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the Underlying Funds in which it invests. The principal risks of investing in the Fund and the Underlying Funds are summarized below.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Newer Adviser Risk. The Adviser has not previously served as an adviser to a registered investment company. As a result, there is no long-term track record of the Adviser serving as an adviser to a registered investment company against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.
Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies (funds), rather than directly in securities of individual companies. An investment in the Fund will be subject to substantially the same risks as those associated with the Underlying Funds in proportion to the Fund’s allocation to those Underlying Funds, and the value of the Fund’s investment in Underlying Funds will fluctuate in response to the performance of the portfolios of the Underlying Funds. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund, as a shareholder of the Underlying Funds, will indirectly pay a proportionate share of the fees and expenses charged by the Underlying Funds in addition to the Fund’s unified management fee. Although the Adviser will regularly evaluate the Underlying Funds in which the Fund invests (including operating expenses and management fees) to determine whether an Underlying Fund’s stated investment program is consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by an Underlying Fund, and will not have the ability to control or otherwise influence the composition of the investment portfolio of an Underlying Fund. The Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments may change due to market movements, the investment decisions of the Underlying Fund’s investment adviser or other factors, which could result in the Fund’s desired allocations not being met. There is a risk that you could achieve better returns by investing in an individual fund of funds representing a single broad asset class rather than investing in a fund of funds such as the Fund.
Asset Allocation Risk. The Fund, through its investments in Underlying Funds, may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments and may cause the Fund to underperform other funds with a similar investment objective. In addition, the Fund’s performance will be affected by the Underlying Funds’ performance and ability to meet their investment objectives.
Common Stock Risk. While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by an Underlying Fund.
Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Small- and Mid-Cap Companies Risk. There may be less trading in the stocks of small- and mid-cap companies, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company, and may depend upon a relatively small management group.

Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. REITs may also be adversely affected by failure to qualify as REIT under the Code, poor management, environmental problems, property tax increases or changes in federal, state or local regulation.
Foreign Investments and Emerging Markets Risk. Securities of non-U.S. issuers, including those located in foreign countries, may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.
Municipal Securities Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.
Credit Risk. An issuer of debt securities may not make timely payments of principal and interest and may default entirely in its obligations. A decrease in the issuer’s credit rating may lower the value of debt securities.
Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.
High Yield Debt Securities (“Junk” Bond) Risk. Below investment-grade debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Cash Position Risk. The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.
U.S. Government Obligations Risk. The Fund will invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio securities. Investors may lose money. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and the spread of infectious illness or other public health issues.

High Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding asset allocations, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
Performance
The Fund commenced operations on or about February 10, 2025 by acquiring substantially all of the assets and liabilities of Elm Partners Portfolio LLC, an unregistered private investment fund (the “Predecessor Fund”), in a tax-free reorganization (the “Reorganization”) in which investors in the Predecessor Fund received shares of the Fund. The Fund was formed to continue the operations of the Predecessor Fund in a registered ETF format.
The investment objectives, policies, and restrictions of the Fund are, in all material respects, equivalent to those of the Predecessor Fund. The Adviser is the same entity that served as investment adviser to the Predecessor Fund, and at least one of the portfolio managers responsible for managing the Predecessor Fund since its inception is one of the portfolio managers for the Fund.
The Fund is newly registered as an ETF and, as of the date of this Prospectus, does not have a full calendar year of performance as an ETF. Prior performance shown below is that of the Predecessor Fund, which commenced operations on December 30, 2011, and that performance information reflects all of the Predecessor Fund’s actual fees and expenses (i.e., the Predecessor Fund’s annual management fees and operating expenses before any fee waivers and/or expense subsidies). The performance of the Predecessor Fund has not been restated to reflect the anticipated expenses of the Fund, which are expected to be higher than those of the Predecessor Fund. If the Predecessor Fund’s performance had been readjusted to reflect the Fund’s expenses, the performance would have been lower. Also, the Predecessor Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. Had the Predecessor Fund been structured as an ETF, its performance may have differed.
The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Predecessor Fund from year to year. The performance table shows how average annual total returns of the Predecessor Fund for different periods compare to those of a broad-based market index. The Predecessor Fund was organized as a Delaware limited liability company, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result, we are unable to show the after-tax returns for the Predecessor Fund.
Prior performance shown below represents the historical performance of the Predecessor Fund and is not the Fund’s performance, nor is it indicative of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.elmfunds.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Returns as of December 31

Best Quarter	Q4 2020	13.73%
Worst Quarter	Q1 2020	-18.59%

Average Annual Total Returns for periods ended December 31, 2024
Elm Market Navigator ETF	One Year	Five Years	Ten Years
Return Before Taxes	8.00%	6.35%	6.21%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
MSCI ACWI IMI Index (reflects no deductions for fees expenses and taxes)	16.37%	12.29%	9.01%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees expenses and taxes)	1.25%	-0.33%	1.35%
S&P Target Risk Growth Index (reflects no deductions for fees expenses and taxes)	10.73%	6.16%	6.39%

Management
Investment Adviser
Elm Partners Management LLC (doing business as Elm Wealth) is the Fund’s investment adviser.
Portfolio Managers
Mr. Victor Haghani, founder and Chief Investment Officer of the Adviser, and Mr. James White, Chief Executive Officer of the Adviser, are each portfolio managers responsible for the day-to-day management of the Fund’s portfolio. Mr. Haghani and Mr. White have each managed the Fund since its inception in February 2025. Mr. Haghani was portfolio manager of the Predecessor Fund since its inception in December 2011. Mr. White was a portfolio manager of the Predecessor Fund since December 2017.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.elmfunds.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Additional Information About the Fund

Investment Objective

The Fund seeks long-term, risk-adjusted growth of capital. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.

Principal Investment Strategies

The Fund is an actively managed “fund of funds” that seeks to achieve its investment objective by investing in a dynamic portfolio of other unaffiliated registered investment companies, including other mutual funds, index-based exchange-traded funds (“ETFs”), and actively managed ETFs (collectively, “Underlying Funds”), that provide exposure to equity markets and US fixed income markets. The Underlying Funds that will comprise the Fund’s portfolio are selected to provide exposure to a number of different asset classes, including equity securities of domestic and foreign companies (including companies located in emerging markets), real estate investment trusts (“REITs”), public, taxable fixed income securities, municipal bonds, and U.S. Treasury bills, notes and bonds. The Fund’s exposure to fixed income instruments, through its investments in the Underlying Funds, will include investments in securities of varying duration, maturity and credit quality, including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (commonly known as “junk bonds” or “high yield bonds”). The Fund, through its investments in the Underlying Funds, may invest in securities of any market capitalization.

To construct the Fund’s portfolio, Elm Partners Management LLC (the “Adviser”), the Fund’s investment adviser, uses Dynamic Index Investing®, the Adviser’s rules-based asset allocation methodology. Dynamic Index Investing® begins with a baseline portfolio of Underlying Funds of approximately 75% global (U.S. and non-U.S.) equity exposure, 25% US Fixed-Income and money-market exposure. For an asset class to be included in the baseline portfolio it needs to be (1) sufficiently large to be viewed as an asset class (for example, a weight of at least 2% of the global market capitalization portfolio); (2) accessible via low cost and liquid vehicles; (3) for equity-like asset classes (equities and other securities whose returns have a relatively high correlation to and similar volatility as broad equity markets), carrying non-diversifiable systematic risk that makes it likely to carry a risk premium (the expected excess return that investing in the stock market provides over long-term TIPS), and that such risk premium preferably should have observable inputs and a correlation to the equity markets that can be estimated prospectively; (4) accessible without requiring specialized skills necessary to make individual stock selections. The Adviser then evaluates each asset class by assessing its expected long-term return relative to the long-term expected inflation-adjusted U.S. Treasury Inflation Protected Securities (TIPS). The Adviser will rebalance the weightings of the Underlying Funds to achieve the desired allocation.

The Adviser’s expected risk premium overlay uses traditional metrics (for example, its internally calculated version of earnings yield for equity asset classes viewed over a full market cycle and adjusted for inflation) to estimate an asset class’s long-term expected excess return. The Adviser sets a long-term expected risk premium for each asset class that would be required for the Fund to hold that asset class at the baseline weight. The Fund will then deviate from the baseline portfolio in proportion to the extent the current expected risk premium of an asset class varies from the required expected risk premium.

The Adviser uses a momentum metric to determine if an asset class is in a state of high or low riskiness. The Adviser measures momentum by comparing the current value of the asset class relative to its average value over some number of past months, taking into account inflation, dividends and risk premium. When momentum for an asset class is positive (negative), the Adviser views that asset class as being in a low risk (high risk) state. The momentum overlay can be viewed as close to a binary, positive or negative measure, with a typically narrow intermediate zone in between. For an asset class that has negative (positive) momentum, the Adviser allocates less to that asset class than its baseline portfolio weight. For an asset class that has positive momentum, the Adviser will allocate more to that asset class compared to its baseline portfolio weight. Because the Adviser does not use leverage in constructing the Fund’s portfolio, there may be instances where momentum will have little or no effect on the baseline portfolio weight.

The Adviser will typically rebalance the Fund’s portfolio on at least a bimonthly basis but may adjust the Fund’s portfolio as the Adviser determines necessary. The Adviser will adjust its allocations depending on the attractiveness of each asset class, and may adjust the weights of each to be significantly more than the initial baseline weight. The Adviser may underweight an asset class relative to its baseline weight, and may even set the weight of an asset class to zero.

Non-Principal Investment Strategies; Securities Lending. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Principal Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment decision.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s NAV, which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares of the Fund. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares of the Fund (the “bid” price) and the price at which an investor is willing to sell shares of the Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of the Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares of the Fund on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in shares of the Fund when extraordinary volatility causes sudden, significant swings in the market price of shares of the Fund. There can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV, which may result in a widening of the bid/ask spread.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Newer Adviser Risk. The Adviser has not previously served as an adviser to a registered investment company. As a result, there is no long-term track record of the Adviser serving as an adviser to a registered investment company against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.
Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including money market funds, rather than directly in the securities of individual companies. An investment in the Fund will be subject to substantially the same risks as those associated with the Underlying Funds in proportion to the Fund’s allocation to those Underlying Funds. Investments in other funds subjects the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly pay a proportionate shares of the fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund’s unified management fee. Because ETFs trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells ETF shares. The Fund’s performance depends in part upon the performance of the Underlying Funds in which it invests, as well as the strategies and instruments used by the ETFs. Despite the Adviser’s selection and regular evaluation of each Underlying Fund in which the Fund invests to determine whether the funds are consistent with the Fund’s investment objectives, the Adviser cannot control the strategies and/or holdings of these funds. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. As a result, there is a risk that an Underlying Fund’s portfolio investments will not be consistent with the Fund’s investment objectives, which may influence the Fund’s overall portfolio, especially if the Fund maintains a significant position in the Underlying Fund. The Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments may change due to market movements, the investment decisions of the Underlying Fund’s investment adviser or other factors, which could result in the Fund’s desired allocations not being met. There is a risk that you could achieve better returns by investing in an individual fund of funds representing a single broad asset class rather than investing in a fund of funds such as the Fund. The Fund does not have any control over the investments made by an Underlying Fund, which may change at any time due to the Underlying Fund adviser’s discretion.
The SEC adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Asset Allocation Risk. The Fund, through its investments in Underlying Funds, may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments and may cause the Fund to underperform other funds with a similar investment objective. In addition, the Fund’s performance will be affected by the Underlying Funds’ performance and ability to meet their investment objectives.
Common Stock Risk. While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.
Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies.
Small- and Mid-Cap Companies Risk. There may be less trading in the stocks of small- and mid-cap companies, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company, and may depend upon a relatively small management group.
Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. REITs may also be adversely affected by failure to qualify as REIT under the Code, poor management, environmental problems, property tax increases or changes in federal, state or local regulation.
Foreign Investments and Emerging Markets Risk. The Fund may be subject to the risks of investing in foreign and emerging markets. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S.

securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments that could affect investments in those countries.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims, and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to disclosure, accounting, auditing and financial reporting standards and requirements comparable to those which U.S. companies are subject. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.
Municipal Securities Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Because some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institution issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.
Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Debt Securities Risk. Increases in interest rates typically lower the value of debt securities. Investments in debt securities include credit risk, the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.
High Yield Debt Securities (“Junk” Bond) Risk. The Fund is permitted to invest and transact in unrated or lower-rated debt securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated or unrated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated or unrated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on the bonds and increase the incidence of default of such securities. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.
Cash Position Risk. The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.
U.S. Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
Market Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including, among other things, rapid changes in interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
High Portfolio Turnover Risk. The Fund’s principal investment strategies involve actively trading securities, resulting in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund, reducing Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding asset allocations and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
Securities Lending Risk (non-principal risk). The Fund may lend securities from its portfolio as a non-principal strategy. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.
Portfolio Holdings

Information about the Fund’s daily portfolio holdings is available at www.elmfunds.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser
The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Elm Partners Management LLC, located at 50 South 16th Street, Ste 1700, Philadelphia, Pennsylvania 19102. Elm Partners (doing business as Elm Wealth) is an SEC-registered investment adviser providing investment advisory services to pooled investment vehicles, individuals, high net worth individuals, trusts, estates, charitable organizations and businesses and corporations. As of December 31, 2024, the Adviser had approximately $1.9 billion in assets under management.

Subject to the oversight of the Board, the Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. For the services provided to the Fund by the Adviser, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.22% of the Fund’s average daily net assets. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends, and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).

A discussion regarding the basis for the Board’s initial approval of the Advisory Agreement between the Adviser and the Fund will be available in the Fund’s first Form N-CSR filing with the SEC for the period ending March 31, 2025.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Managers

Victor Haghani, Founder and Chief Investment Officer of the Adviser, founded the Adviser in 2011 and has over 40 years’ experience working and innovating in the financial markets. Mr. Haghani has been a prolific contributor to academic and practitioner finance literature. Mr. Haghani began his career at Salomon Brothers in 1984, where he became Managing Director in the bond-arbitrage group. In 1993, he was a co-founding partner of Long-Term Capital Management. In 1999, Mr. Haghani became a founding partner of JWM Partners, where he worked through 2002, after which he has been involved in a variety of activities, including consulting and board assignments. He has also lectured at the London School of Economics. Mr. Haghani received a B.Sc. degree in finance from the London School of Economics.

James White, Principal and Chief Executive Officer of the Adviser, joined the Adviser in 2017 as CEO. Mr. White started his career in 2001 at Nationsbank/CRT where he worked in Quantitative Research before serving as a Principal in Fixed Income Trading, responsible for US Exotic Options trading. From 2005 to 2008 Mr. White worked as a Portfolio Manager for Citadel Investment Group, and from 2009-2017 as a Partner of PAC Partners, a boutique private-equity investment partnership.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

How to Buy and Sell Shares
The Fund issues and redeems its shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire the Fund’s shares directly from the Fund, and only APs may tender their shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute an authorized participant agreement (“Participant Agreement”) that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, the Fund’s shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell the Fund’s shares in secondary market transactions through brokers. Individual shares of the Fund are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling the Fund’s shares through a broker, you will pay or receive the market price. You may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy the Fund’s shares, and receive less than NAV when you sell those shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Investing in the Fund

For more information on how to buy and sell shares of the Fund, visit the Fund’s website at www.elmfunds.com or by calling the Fund toll-free at 1-800-617-0004.

Frequent Purchases and Redemptions of Shares

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, such as dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an AP. The Fund may impose transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares. Direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. Although the Fund imposes no restrictions on the frequency of purchases and redemptions of Creation Units, the Fund and the Adviser reserve the right to reject or limit purchases at any time as described in the Fund’s SAI.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under policies and procedures approved by the Board (as described below).

Fair Value Pricing

Occasionally, market quotations are not readily available, or are unreliable, or there may be events affecting the value of foreign securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Adviser has been designated by the Board as the Fund’s valuation designee to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. Generally, when fair valuing a security, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the procedures adopted by the Adviser in its capacity as valuation designee, Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Investments by Other Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into a fund of funds investment agreement with the Fund.

Dividends, Distributions, and Their Taxation
Dividends and Distributions

The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. The Fund will declare and pay capital gain distributions in cash. Your broker is responsible for distributing the income and capital gain distributions to you.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to elect and qualify each year for treatment as a regulated investment company (“RIC”) under the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in shares and result in a higher capital gain or lower capital loss when the shares are sold. After a shareholder’s basis in shares has been reduced to zero, distributions in excess of earnings and profits in respect of those shares will be treated as gain from the sale of the shares.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares are Sold on the Exchange

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Taxes

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Tax Information” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in the Fund’s shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Rule 12b-1 Distribution Fees

The Fund has adopted a Rule 12b-1 distribution plan (the “Rule 12b-1 Plan”) under the 1940 Act. Under the terms of the Rule 12b-1 Plan, the Fund is authorized to pay an aggregate fee equal up to 0.25% of its average daily net assets each year for certain distribution related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Premium/Discount Information

Each business day, the following information will be available, free of charge, on the Fund’s website at www.elmfunds.com: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s NAV per share; (ii) the Fund’s NAV per share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

Additional Notices

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which shares of the Fund are redeemable. The Exchange has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing, or trading of the shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Other Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

The Fund reserves the right to cease operations and liquidate at any time. See “Liquidation of the Fund” in the SAI for additional information.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time. Certain financial statements of the Predecessor Fund are provided in the Fund’s SAI.

INVESTMENT ADVISER:
Elm Partners Management LLC
50 South 16th Street, Suite 1700
Philadelphia, Pennsylvania 19102

DISTRIBUTOR:
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

CUSTODIAN:
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL:
Kirkland & Ellis LLP
1301 Pennsylvania Avenue, N.W.
Washington D.C. 20004

PRIVACY NOTICE

The Fund collects non-public information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Elm Market Navigator ETF
A series of Series Portfolios Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Fund’s investments will be in the Fund’s annual and semi-annual reports to shareholders (collectively, the “Shareholder Reports”) and in Form N-CSR, when available. The annual report, when available, will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
The SAI and the Shareholder Reports, when available, are available free of charge on the Fund’s website at www.elmfunds.com You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-800-617-0004 or by writing to:

Elm Market Navigator ETF
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-617-0004

Reports and other information about the Fund are also available:

•Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-23084)